                                                                  EXHIBIT 23.12

                          CONSENT OF ANTHONY E. MEYER

   Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to be named as a person about to become a director of Gotham Golf Corp. in the Registration Statement on Form S-4, dated May 13, 2002.

                                                    By: /S/  ANTHONY E. MEYER
                                                    -------------------------
                                                        Anthony E. Meyer

May 13, 2002